UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

NUKKLEUS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices) (Zip Code)

(212) 791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUKK	The Nasdaq Capital Market
Warrants to purchase Common Stock	NUKKW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item  1.01 Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 2, 2025, Nukkleus Inc., a Delaware corporation (the "Company"), entered into a Stock Purchase Agreement (the "Original Agreement") with its wholly owned Israeli subsidiary, Nukk Picolo Ltd. ("Nukk Picolo"), Tiltan Software Engineering Ltd., an Israeli corporation ("Tiltan"), and Arie Shafir (the "Seller"), pursuant to which, upon satisfaction of certain closing conditions, the Company would acquire all of the issued and outstanding shares of Tiltan from the Seller. Other than the Purchase Agreement, there is no material relationship between the Company or its affiliates and Tiltan or the Seller.

On December 30, 2025, the Company, Nukk Picolo, Tiltan and the Seller entered into an Amendment to the Stock Purchase Agreement (the "Amendment", and together with the Original Agreement, the "Purchase Agreement") confirming that the consummation of the acquisition is on said date. The terms of the Amendment also provided that (i) the initial cash payment to be paid on December 31, 2025 shall be paid in U.S. Dollars based on the exchange rate published by the Bank of Israel on December 31st and (ii) the Seller would be subject to non-competition and non-solicitation covenants beginning at closing and ending June 2027. The Amendment also provides that the pre-closing dividend in the amount of NIS 3,236,088 for the year ended December 31, 2025, payable by Tiltan to the Seller pursuant to the terms of the Original Agreement, shall be paid by the Company during the 2026 calendar year from payments made from select customers,

Except as specifically amended by the Amendment, all of the other terms of the Original Agreement remained in full force and effect.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated herein by reference.

On December 30, 2025, the Company and Nukk Picolo consummated the acquisition of all the issued and outstanding stock of Tiltan in consideration of NIS 47,600,000 (approximately $14,000,000). The purchase price is payable in a combination of (i) cash equal to 75% of the purchase price (the "Cash Portion"), or NIS 35,700,000 (approximately $10,500,000), a portion of which (NIS 5,283,333, less NIS 666,667 retained by the Company as working capital for Tiltan) will be paid by the Company to the Seller and the remainder of which is evidenced by the Note (as defined herein) delivered at closing, and (ii) shares of the Company’s common stock, par value $0.0001 per share ("Common Stock"), equal to 25% of the purchase price (the "Stock Portion"), or NIS 11,900,000 (approximately $3,500,000).

As a result of the acquisition, Tiltan became an indirect wholly owned subsidiary of the Company.

Cash Portion

The remaining Cash Portion of NIS 29,750,000 (approximately $8,750,000) is payable by the Company in five installments at 36-day intervals until the final payment on June 29, 2026, with the first two installments each being reduced by NIS 666,667 for working capital to be retained by Tiltan. The cash payments are evidenced by the Note and secured by the pledge described below.

Stock Portion

At closing, the Company deposited into escrow with Adv. Lior Hinkus, as escrow agent, 2,000,000 shares of Common Stock. The Original Agreement provided for the escrow of shares of Common Stock having an aggregate value equal to 50% of the total purchase price (NIS 23,800,000), calculated based on the market price of the Common Stock on December 30, 2025 (the “Escrowed Shares”).

On June 29, 2026, the escrow agent shall release to the Seller shares of Common Stock having an aggregate value equal to 25% of the purchase price (NIS 11,900,000), calculated based on the market price of the Common Stock on said date. Any Escrowed Shares in excess of this amount shall be cancelled and returned to the Company.

If the value of the Escrowed Shares on said date is less than 25% of the purchase price, the Company is required to either (i) issue additional shares of Common Stock to the Seller or (ii) pay the Seller the difference in cash, so that the Seller receives shares and/or cash having an aggregate value equal to 25% of the purchase price.

Secured Promissory Note

In connection with the acquisition, the Company issued a secured promissory note (the "Note") to the Seller in the principal amount of NIS 29,750,000 (approximately $8,750,000), representing the deferred Cash Portion. The Note matures in five equal installments (other than the first two installments which have been reduced by NIS 666,667 for working capital to be retained by Tiltan) at 36-day intervals beginning on the 36th day following the closing date until the final payment which is due on June 29, 2026. The Note does not bear interest unless an Event of Default (as defined in the Note) occurs, in which case the outstanding principal amount shall bear interest at the rate of 10% per annum from the date of default until payment. Events of Default include failure to timely make a monthly installment payment within ten (10) business days after written notice is received from the Seller, bankruptcy of the Company or Nukk Picolo, material breach of the Purchase Agreement, and cessation of business operations for a continuous period of twenty (20) days. Upon an Event of Default, the Seller may declare all amounts due and payable and exercise remedies under the Note and the Pledge Agreement.

Pledge Agreement

As security for the Company’s payment obligations under the Note and the Purchase Agreement, Nukk Picolo entered into a pledge agreement (the "Pledge Agreement") with the Seller, pursuant to which Nukk Picolo granted the Seller a first-priority security interest in all 100 shares of Tiltan acquired in the acquisition (the "Pledged Shares"). The security interest shall be registered with the Israeli Registrar of Companies. Upon full payment of all amounts due under the Note and the Purchase Agreement, the pledge shall be released.

The foregoing descriptions of the Amendment, the Note, the Pledge Agreement and the Escrow Agreement are not complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached as Exhibits 10.1, 4.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The Original Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 2, 2025 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Items 1.01 and 2.01 above, including the descriptions of the Note and the Pledge Agreement, is incorporated herein by reference.

Item 3.02     Unregistered Sale of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 and 2.01 above, which disclosure is incorporated herein by reference.

At closing, the Company issued 2,000,000 shares of Common Stock to the escrow agent (the “Escrowed Shares”).

The issuance of the Escrowed Shares was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), as transactions by an issuer not involving any public offering. The Seller represented that he is a sophisticated investor and had access to information concerning the Company. The securities were issued without general solicitation or advertising. The securities are restricted securities for purposes of the Securities Act and the certificates representing such shares bear restrictive legends to that effect.

Item 8.01 Other Events.

On December 30, 2025, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations, intentions, and strategies regarding the future, including the anticipated benefits of the acquisition and the timing of future payments. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated because of various factors, including those described in the Company’s filings with the Securities and Exchange Commission, including its Registration Statements on Form S-1 filed with the SEC. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a), the audited financial statements of Tiltan as of December 31, 2024 and December 31, 2023 and for the years then ended are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

In accordance with Item 9.01(a), the unaudited condensed financial statements of Tiltan for the nine months ended September 30, 2025 are attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information required by this Item 9.01(b) is not included with this Current Report on Form 8-K and will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
4.1*	Secured Promissory Note, dated December 30, 2025, issued by Nukkleus Inc. in favor of Arie Shafir.
10.1*	Amendment to Stock Purchase Agreement, dated December 30, 2025, by and among Nukkleus Inc., Nukk Picolo Ltd., Tiltan Software Engineering Ltd., and Arie Shafir.
10.2*	Pledge Agreement, dated December 30, 2025, by and between Nukk Picolo Ltd. and Arie Shafir.
10.3*	Escrow Agreement, dated December 30, 2025, by and among Nukkleus Inc., Arie Shafir and Adv. Lior Hinkus, as escrow agent.
99.1*	Audited Financial Statements of Tiltan Software Engineering Ltd. as of December 31, 2024 and 2023 and for the years then ended.
99.2*	Unaudited Condensed Financial Statements of Tiltan Software Engineering Ltd. for the nine months ended September 30, 2025.
99.3*	Press Release, dated December 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.
Date: December 30, 2025
	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer